SUPPLEMENT DATED AUGUST 30, 2013

TO THE INVESTOR CLASS PROSPECTUS OF

MATTHEWS ASIA FUNDS

DATED APRIL 30, 2013 (AS SUPPLEMENTED)

For all existing and prospective Investor Class shareholders of Matthews China Dividend Fund:

Effective immediately, the following sentence replaces the first sentence in the “Principal Investment Strategy” section on page 7 of the prospectus:

Under normal market conditions, the Matthews China Dividend Fund seeks to achieve its investment objective by investing at least 80% of its nets assets, which include borrowings for investment purposes, in dividend-paying equity securities of companies located in China.

For all existing and prospective Investor Class shareholders of Matthews China Fund:

Effective immediately, the following sentence replaces the first sentence in the “Principal Investment Strategy” section on page 22 of the prospectus:

Under normal market conditions, the Matthews China Fund seeks to achieve its investment objective by investing at least 80% of its nets assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in China.

For all existing and prospective Investor Class shareholders of Matthews China Small Companies Fund:

Effective immediately, the following sentence replaces the first sentence in the “Principal Investment Strategy” section on page 38 of the prospectus:

Under normal market conditions, the Matthews China Small Companies Fund seeks to achieve its investment objective by investing at least 80% of its nets assets, which include borrowings for investment purposes, in the common and preferred stocks of Small Companies (defined below) located in China.

Please retain this Supplement with your records.